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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 27, 2006 (April 24, 2006)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-26542                  91-1141254
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                file number)           Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

Effective May 5, 2006, Lorri L. Jones is resigning as the principal accounting officer, controller and treasurer of Redhook Ale Brewery, Incorporated (the "Company"). The Company has appointed Anne M. Mueller to serve as interim principal accounting officer and controller while the Company conducts a search for a permanent principal accounting officer, controller and treasurer.

Ms. Mueller, 40, joined the Company in November 1995 and served as the principal accounting officer, controller and treasurer from February 1999 to July 2004. From July 2004 to January 2005, Ms. Mueller served as the Company's principal accounting officer and treasurer. Since January 2005, Ms. Mueller has been assisting the Company with financial reporting and tax accounting on a part-time basis.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REDHOOK ALE BREWERY, INCORPORATED



Dated: April 27, 2006                       By: /s/ DAVID J.MICKELSON
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                                                    David J. Mickelson
                                                    Principal Financial Officer









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